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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004


                                 ______________

                           iLinc Communications, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13725                    76-0545043
(State or other jurisdiction        (Commission               (I.R.S. Employer
of incorporation or organization)    File Number)            Identification No.)


      2999 North 44th Street, Suite 650, Phoenix, Arizona           85018
           (address of principal executive offices)               (Zip code)






                                 (602) 952-1200
              (Registrant's telephone number, including area code)

                                 ______________




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ITEM 5.      Other Events


             Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of iLinc Communications dated July 22, 2004, announcing that John S. "Jack" Hodgson has been named senior vice president and chief financial officer of the Company.



ITEM 7.      Financial Statements and Exhibits


The following exhibit is filed herewith:


Exhibit Number             Description
--------------------------------------

99.1 Press release dated July 22, 2004, issued by iLinc Communications, Inc. Filed herewith.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLinc Communications, Inc.


                                           By: /s/ James M. Powers, Jr.
                                               ---------------------------------
                                           President and Chief Executive Officer
Date: July 22, 2004





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                                  EXHIBIT INDEX

Exhibit
Number           Description of Exhibits
-------          -----------------------

  99.1 Copy of press release issued by iLinc Communications, Inc. on July 22, 2004.